Exhibit 10.2
Execution Version
SECOND AMENDED AND RESTATED GUARANTEE AGREEMENT

SECOND AMENDED AND RESTATED GUARANTEE AGREEMENT dated as of January 30, 2026 (this “Agreement”), among (a) RAYONIER INC., a North Carolina corporation (“Rayonier”), (b) RAYONIER TRS HOLDINGS INC., a Delaware corporation (“TRS”), (c) RAYONIER OPERATING COMPANY LLC, a Delaware limited liability company and, upon consummation of the Merger and Reorganization (as each such term is defined in the Credit Agreement referenced below), successor to PotlatchDeltic Corporation (“ROC”), (d) RAYONIER, L.P., a Delaware limited partnership (“RLP” and collectively with Rayonier, TRS and ROC, the “Rayonier Borrowers”) (e) POTLATCHDELTIC FOREST HOLDINGS, LLC, a Delaware limited liability company (“Potlatch Forest”), (f) POTLATCHDELTIC LAND & LUMBER, LLC, a Delaware limited liability company (“Potlatch Land & Lumber” and together with Potlatch Forest and ROC (as successor to PotlatchDeltic Corporation), the “Potlatch Borrowers”), (g) POTLATCHDELTIC TIMBER, LLC, a Delaware limited liability company (“PDT”), (h) POTLATCHDELTIC REIT SOUTHEASTERN, LLC, a Delaware limited liability company (“Potlatch REIT”), (i) POTLATCHDELTIC MANUFACTURING, LLC, an Arkansas limited liability company (“PDM” and together with PDT and Potlatch REIT, the “Potlatch Subsidiary Guarantors” and, collectively with the Rayonier Borrowers and the Potlatch Borrowers, in each case in their respective capacities as guarantors under this Agreement, the “Guarantors”), and (j) COBANK, ACB, as administrative agent (the “Administrative Agent”) for the Guaranteed Parties (as defined below).
Reference is made to the Second Amended and Restated Credit Agreement dated as of January 30, 2026 (as amended, supplemented or otherwise modified, the “Credit Agreement”), among the Rayonier Borrowers and the Potlatch Borrowers, as borrowers, the lenders from time to time party thereto (the “Lenders”) and CoBank, ACB, as an Issuing Bank (the “Issuing Bank”), as Swing Line Lender (the “Swing Line Lender”) and as Administrative Agent.
Capitalized terms used and not defined herein have the meanings assigned to them in the Credit Agreement.
It is a condition precedent to the effectiveness of the Credit Agreement that the Guarantors execute and deliver this Agreement.
Each of the Guarantors is a Borrower or a subsidiary of a Borrower under (and as defined in) the Credit Agreement and acknowledges that it will derive substantial benefit from the making of the Advances by the Lenders and the issuance of the Letters of Credit by the Issuing Bank.
Accordingly, the parties hereto agree as follows:
1.    Certain Defined Terms. In addition to words and terms defined elsewhere in this Agreement, the following words and terms shall have the following meanings, respectively, unless the context hereof clearly requires otherwise:
“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

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“Excluded Hedge Obligation” means, with respect to any Guarantor, any Hedge Obligation if, and to the extent that, all or a portion of the Guarantee of such Guarantor of such Hedge Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason not to constitute an “eligible contract participant” as defined in the Commodity Exchange Act (determined after giving effect to Section 21 and any other “keepwell, support or other agreements” for the benefit of such Guarantor) at the time the Guarantee of, or the grant of such security interest by, such Guarantor becomes effective with respect to such related Hedge Obligation. If a Hedge Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Hedge Obligation that is attributable to swaps for which such Guarantee or grant of security interest is or becomes illegal.
“Hedge Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.
“Qualified ECP Guarantor” means, in respect of any Hedge Obligation, each Guarantor that has total assets exceeding $10,000,000 at the time the relevant Guarantee or grant of security interest becomes effective with respect to such Hedge Obligation or such other Person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another Person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.
2.    Guarantees. (a) Revolving Credit Facility. Each of the Rayonier Borrowers, the Potlatch Borrowers and the Potlatch Subsidiary Guarantors (collectively, the “Revolving Guarantors”) unconditionally guarantees, jointly with each other Revolving Guarantor and severally, as a primary obligor and not merely as a surety, (i) the due and punctual payment by each Borrower under the Revolving Credit Facility (other than, as applicable, itself) of (x) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Revolving Credit Advances and Swing Line Loans made to such Borrower, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (y) each payment required to be made by such Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral, and (z) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of such Borrower to the Administrative Agent and each Lender under the Revolving Credit Facility, the Letter of Credit Facility and the Swing Line Facility established under the Credit Agreement and the other Loan Documents (collectively, the “Revolving Credit Guaranteed Parties”), whether such amounts shall have accrued prior to, on or after the Closing Date, (ii) the due and punctual payment and performance of all covenants, agreements, obligations and liabilities of each Borrower (other than itself), monetary or otherwise, under or pursuant to the Revolving Credit Facility, the Letter of Credit Facility and the Swing Line Facility established under the Credit Agreement and the other Loan Documents and (iii) the due and punctual payment and

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performance of all obligations, monetary or otherwise, under each Guaranteed Hedge and Guaranteed Bank Product (all the monetary and other obligations referred to in the preceding clauses (i) and (ii) being collectively called the “Revolving Credit Obligations”).
(b) Rayonier Term Loan Facilities. Each of the Rayonier Borrowers (except to the extent it is the Rayonier Term Loan Borrower under the applicable Rayonier Term Loan Advances referred to below), the Potlatch Borrowers (except to the extent it is the Rayonier Term Loan Borrower under the applicable Rayonier Term Loan Advances referred to below) and the Potlatch Subsidiary Guarantors (collectively, the “Rayonier Term Loan Guarantors”) unconditionally guarantees, jointly with each other Rayonier Term Loan Guarantor and severally, as a primary obligor and not merely as a surety, (i) the due and punctual payment by each of ROC and RLP (ROC and RLP being referred to herein as the “Rayonier Term Loan Borrowers”) of (x) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the 2015 Rayonier Term Loan Advance, the 2016 Rayonier Incremental Term Loan Advance and the 2021 Rayonier Incremental Term Loan Advance (collectively, the “Rayonier Term Loan Advances”) made to such Rayonier Term Loan Borrower, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and (y) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of such Rayonier Term Loan Borrower to the Administrative Agent and each Lender under, as applicable, the 2015 Rayonier Term Loan Facility, the 2016 Rayonier Incremental Term Loan Facility and the 2021 Rayonier Incremental Term Loan Facility established under the Credit Agreement and the other Loan Documents (collectively, the “Rayonier Term Loan Guaranteed Parties”), whether such amounts shall have accrued prior to, on or after the Closing Date and (ii) the due and punctual payment and performance of all covenants, agreements, obligations and liabilities of such Rayonier Term Loan Borrower, monetary or otherwise, under or pursuant to the 2015 Rayonier Term Loan Facility, the 2016 Rayonier Incremental Term Loan Facility and the 2021 Rayonier Incremental Term Loan Facility established under the Credit Agreement and the other Loan Documents (all the monetary and other obligations referred to in the preceding clauses (i) and (ii) being collectively called the “Rayonier Term Loan Obligations”).
(c) Potlatch Term Loan Facilities. Each of the Rayonier Borrowers (other than ROC, which is a Potlatch Borrower as successor by merger to PotlatchDeltic Corporation) and the Potlatch Subsidiary Guarantors (collectively, the “Potlatch Term Loan Guarantors”) unconditionally guarantees, jointly with each other Potlatch Term Loan Guarantor and severally, as a primary obligor and not merely as a surety, (i) the due and punctual payment by the Potlatch Borrowers of (x) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on each applicable Potlatch Term Loan Advance made to the Potlatch Borrowers when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and (y) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Potlatch Borrowers to the Administrative Agent and each Lender under each Potlatch Term Loan Facility

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established under the Credit Agreement and the other Loan Documents (collectively, the “Potlatch Term Loan Guaranteed Parties”, and, collectively with the Revolving Credit Guaranteed Parties and the Rayonier Term Loan Guaranteed Parties, the “Guaranteed Parties”), whether such amounts shall have accrued prior to, on or after the Closing Date and (ii) the due and punctual payment and performance of all covenants, agreements, obligations and liabilities of such Potlatch Borrowers, monetary or otherwise, under or pursuant to each Potlatch Term Loan Facility established under the Credit Agreement and the other Loan Documents (all the monetary and other obligations referred to in the preceding clauses (i) and (ii) being collectively called the “Potlatch Term Loan Obligations”, and, collectively with the Revolving Credit Obligations and the Rayonier Term Loan Obligations, the “Obligations”). For the avoidance of doubt, the Obligations shall not include any Excluded Hedge Obligation.
Anything contained in this Agreement to the contrary notwithstanding, the obligations of the Guarantors hereunder, shall be limited to a maximum aggregate amount equal to the greatest amount that would not render such obligations subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any provisions of applicable law (collectively, the “Fraudulent Transfer Laws”), in each case after giving effect to all other liabilities of the Guarantors contingent or otherwise, that are relevant under the Fraudulent Transfer Laws and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, contribution, reimbursement, indemnity or similar rights of the Guarantors, as the case may be, pursuant to (i) applicable law, or (ii) any agreement providing for an equitable allocation among the Guarantors, as the case may be, and other Affiliates of Rayonier of obligations arising under Guarantees by such parties.
Each Revolving Guarantor further agrees that the Revolving Credit Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Revolving Credit Obligation. Each Rayonier Term Loan Guarantor further agrees that the Rayonier Term Loan Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Rayonier Term Loan Obligation. Each Potlatch Term Loan Guarantor further agrees that the Potlatch Term Loan Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Potlatch Term Loan Obligation.
3.     Obligations Not Waived. (a) To the fullest extent permitted by applicable law, each Revolving Guarantor waives presentment to, demand of payment from and protest to the applicable Borrower and any other guarantor of any of the Revolving Credit Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment. To the fullest extent permitted by applicable law, the obligations of each Revolving Guarantor hereunder shall not be affected by, and each Revolving Guarantor hereby waives any defense arising by reason of, (i) the failure of the Administrative Agent or any other Revolving Credit Guaranteed Party to assert any claim or demand or to enforce or exercise any right or remedy against the applicable Borrower or any other guarantor under the provisions of the Credit Agreement, any other Loan Document or otherwise, (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of this Agreement, any other Loan Document, any Guarantee or any other agreement, including with respect to any other Guarantor under this Agreement, or (iii) the failure to take or perfect any security

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interest in, or the release of, any collateral security held by or on behalf of any Revolving Credit Guaranteed Party.
(b)    To the fullest extent permitted by applicable law, each Rayonier Term Loan Guarantor waives presentment to, demand of payment from and protest to the applicable Rayonier Term Loan Borrower and any other guarantor of any of the Rayonier Term Loan Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment. To the fullest extent permitted by applicable law, the obligations of each Rayonier Term Loan Guarantor hereunder shall not be affected by, and each Rayonier Term Loan Guarantor hereby waives any defense arising by reason of, (i) the failure of the Administrative Agent or any other Rayonier Term Loan Guaranteed Party to assert any claim or demand or to enforce or exercise any right or remedy against the applicable Rayonier Term Loan Borrower or any other guarantor under the provisions of the Credit Agreement, any other Loan Document or otherwise, (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of this Agreement, any other Loan Document, any Guarantee or any other agreement, including with respect to any other Rayonier Term Loan Guarantor under this Agreement, or (iii) the failure to take or perfect any security interest in, or the release of, any collateral security held by or on behalf of any Rayonier Term Loan Guaranteed Party.
(c)     To the fullest extent permitted by applicable law, each Potlatch Term Loan Guarantor waives presentment to, demand of payment from and protest to the applicable Potlatch Borrower and any other guarantor of any of the Potlatch Term Loan Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment. To the fullest extent permitted by applicable law, the obligations of each Potlatch Term Loan Guarantor hereunder shall not be affected by, and each Potlatch Term Loan Guarantor hereby waives any defense arising by reason of, (i) the failure of the Administrative Agent or any other Potlatch Term Loan Guaranteed Party to assert any claim or demand or to enforce or exercise any right or remedy against the applicable Potlatch Borrower or any other guarantor under the provisions of the Credit Agreement, any other Loan Document or otherwise, (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of this Agreement, any other Loan Document, any Guarantee or any other agreement, including with respect to any other Potlatch Term Loan Guarantor under this Agreement, or (iii) the failure to take or perfect any security interest in, or the release of, any collateral security held by or on behalf of any Potlatch Term Loan Guaranteed Party.
4.     Guarantee of Payment. Each Guarantor further agrees that its guarantee constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Administrative Agent or any other Guaranteed Party to any collateral security held for payment of the Obligations or any balance of any deposit or other account or credit on the books of the Administrative Agent or any other Guaranteed Party in favor of the applicable Borrower or any other person.
5.     No Discharge or Diminishment of Guarantee. (a) The obligations of each Revolving Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of the applicable Borrower’s Revolving Credit Obligations except contingent indemnification and reimbursement obligations, which pursuant to Section 8.04(f) of the Credit Agreement shall survive the termination of the Loan Documents and the payment in full of all obligations referred to in such Section 8.04(f)), including

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any claim of waiver, release, surrender, alteration or compromise of any of the applicable Borrower’s Revolving Credit Obligations, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of such Revolving Credit Obligations, any law or regulation of any jurisdiction or any other event affecting any term of a Revolving Credit Obligation or any other circumstance that might constitute a defense of the applicable Borrower or any Revolving Guarantor. Without limiting the generality of the foregoing, the obligations of each Revolving Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of the Administrative Agent or any other Revolving Credit Guaranteed Party to assert any claim or demand or to enforce any remedy under the Credit Agreement, any other Loan Document or any other agreement, by any waiver or modification of any provision of any thereof, by any default, failure or delay, willful or otherwise, in the performance of the applicable Borrower’s Revolving Credit Obligations, or by any other act or omission that may or might in any manner or to any extent vary the risk of any Revolving Guarantor or that would otherwise operate as a discharge of each Revolving Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all of the applicable Borrower’s Revolving Credit Obligations), and each Revolving Guarantor hereby waives any defense arising by reason of any of the foregoing actions.
(b)    The obligations of each Rayonier Term Loan Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of the applicable Rayonier Term Loan Borrower’s Rayonier Term Loan Obligations except contingent indemnification and reimbursement obligations, which pursuant to Section 8.04(f) of the Credit Agreement shall survive the termination of the Loan Documents and the payment in full of all obligations referred to in such Section 8.04(f)), including any claim of waiver, release, surrender, alteration or compromise of any of the applicable Rayonier Term Loan Borrower’s Rayonier Term Loan Obligations, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of such Rayonier Term Loan Obligations, any law or regulation of any jurisdiction or any other event affecting any term of a Rayonier Term Loan Obligation or any other circumstance that might constitute a defense of any Rayonier Term Loan Borrower or any Rayonier Term Loan Guarantor. Without limiting the generality of the foregoing, the obligations of each Rayonier Term Loan Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of the Administrative Agent or any other Rayonier Term Loan Guaranteed Party to assert any claim or demand or to enforce any remedy under the Credit Agreement, any other Loan Document or any other agreement, by any waiver or modification of any provision of any thereof, by any default, failure or delay, willful or otherwise, in the performance of the applicable Rayonier Term Loan Borrower’s Rayonier Term Loan Obligations, or by any other act or omission that may or might in any manner or to any extent vary the risk of any Rayonier Term Loan Guarantor or that would otherwise operate as a discharge of each Rayonier Term Loan Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all of the applicable Rayonier Term Loan Borrower’s Rayonier Term Loan Obligations), and each Rayonier Term Loan Guarantor hereby waives any defense arising by reason of any of the foregoing actions.
(c)    The obligations of each Potlatch Term Loan Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of the applicable Potlatch Borrower’s Potlatch Term Loan Obligations except contingent indemnification and reimbursement obligations, which pursuant to Section 8.04(f) of the Credit Agreement shall survive the termination of the Loan Documents and the payment in full of all

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obligations referred to in such Section 8.04(f)), including any claim of waiver, release, surrender, alteration or compromise of any of the applicable Potlatch Borrower’s Potlatch Term Loan Obligations, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of such Potlatch Term Loan Obligations, any law or regulation of any jurisdiction or any other event affecting any term of a Potlatch Term Loan Obligation or any other circumstance that might constitute a defense of any Potlatch Borrower or any Potlatch Term Loan Guarantor. Without limiting the generality of the foregoing, the obligations of each Potlatch Term Loan Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of the Administrative Agent or any other Potlatch Term Loan Guaranteed Party to assert any claim or demand or to enforce any remedy under the Credit Agreement, any other Loan Document or any other agreement, by any waiver or modification of any provision of any thereof, by any default, failure or delay, willful or otherwise, in the performance of the applicable Potlatch Borrower’s Potlatch Term Loan Obligations, or by any other act or omission that may or might in any manner or to any extent vary the risk of any Potlatch Term Loan Guarantor or that would otherwise operate as a discharge of each Potlatch Term Loan Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all of the applicable Potlatch Borrower’s Potlatch Term Loan Obligations), and each Potlatch Term Loan Guarantor hereby waives any defense arising by reason of any of the foregoing actions.
6.    Defenses of Borrower Waived. (a) To the fullest extent permitted by applicable law, each of the Revolving Guarantors waives any defense based on or arising out of any defense of the applicable Borrower or the unenforceability of the applicable Borrower’s Revolving Credit Obligations or any part thereof from any cause or the cessation from any cause of the liability of the applicable Borrower (other than the final and indefeasible payment in full in cash of such Borrower’s Revolving Credit Obligations except contingent indemnification and reimbursement obligations, which pursuant to Section 8.04(f) of the Credit Agreement shall survive the termination of the Loan Documents and the payment in full of all obligations referred to in such Section 8.04(f)). The Administrative Agent and the other Revolving Credit Guaranteed Parties may, at their election, foreclose on any collateral security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such collateral security in lieu of foreclosure, compromise or adjust any part of the applicable Borrower’s Revolving Credit Obligations, make any other accommodation with the applicable Borrower or any other guarantor or exercise any other right or remedy available to them against the applicable Borrower or any other guarantor, without affecting or impairing in any way the liability of any Revolving Guarantor hereunder except to the extent the applicable Borrower’s Revolving Credit Obligations have been fully, finally and indefeasibly paid in cash. Pursuant to applicable law, each of the Revolving Guarantors waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Revolving Guarantor against the applicable Borrower, any other Revolving Guarantor or guarantor, as the case may be, or any collateral security.
(b)    To the fullest extent permitted by applicable law, each of the Rayonier Term Loan Guarantors waives any defense based on or arising out of any defense of any Rayonier Term Loan Borrower or the unenforceability of any Rayonier Term Loan Borrower’s Rayonier Term Loan Obligations or any part thereof from any cause or the cessation from any cause of the liability of any Rayonier Term Loan Borrower (other than the final and indefeasible payment in full in cash of each Rayonier Term Loan Borrower’s Rayonier Term Loan Obligations except contingent indemnification and reimbursement obligations, which pursuant to Section 8.04(f) of the Credit Agreement shall

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survive the termination of the Loan Documents and the payment in full of all obligations referred to in such Section 8.04(f)). The Administrative Agent and the other Rayonier Term Loan Guaranteed Parties may, at their election, foreclose on any collateral security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such collateral security in lieu of foreclosure, compromise or adjust any part of any Rayonier Term Loan Borrower’s Rayonier Term Loan Obligations, make any other accommodation with any Rayonier Term Loan Borrower or any other guarantor or exercise any other right or remedy available to them against any Rayonier Term Loan Borrower or any other guarantor, without affecting or impairing in any way the liability of any Rayonier Term Loan Guarantor hereunder except to the extent each Rayonier Term Loan Borrower’s Rayonier Term Loan Obligations have been fully, finally and indefeasibly paid in cash. Pursuant to applicable law, each of the Rayonier Term Loan Guarantors waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Rayonier Term Loan Guarantor against any Rayonier Term Loan Borrower, any other Rayonier Term Loan Guarantor or guarantor, as the case may be, or any collateral security.
(c)    To the fullest extent permitted by applicable law, each of the Potlatch Term Loan Guarantors waives any defense based on or arising out of any defense of any Potlatch Borrower or the unenforceability of any Potlatch Borrower’s Potlatch Term Loan Obligations or any part thereof from any cause or the cessation from any cause of the liability of any Potlatch Borrower (other than the final and indefeasible payment in full in cash of each Potlatch Borrower’s Potlatch Term Loan Obligations except contingent indemnification and reimbursement obligations, which pursuant to Section 8.04(f) of the Credit Agreement shall survive the termination of the Loan Documents and the payment in full of all obligations referred to in such Section 8.04(f)). The Administrative Agent and the other Potlatch Term Loan Guaranteed Parties may, at their election, foreclose on any collateral security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such collateral security in lieu of foreclosure, compromise or adjust any part of any Potlatch Borrower’s Potlatch Term Loan Obligations, make any other accommodation with any Potlatch Borrower or any other guarantor or exercise any other right or remedy available to them against any Potlatch Borrower or any other guarantor, without affecting or impairing in any way the liability of any Potlatch Term Loan Guarantor hereunder except to the extent each Potlatch Borrower’s Potlatch Term Loan Obligations have been fully, finally and indefeasibly paid in cash. Pursuant to applicable law, each of the Potlatch Term Loan Guarantors waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Potlatch Term Loan Guarantor against any Potlatch Borrower, any other Potlatch Term Loan Guarantor or guarantor, as the case may be, or any collateral security.
7.    Agreement to Pay; Subordination. (a) In furtherance of the foregoing and not in limitation of any other right that the Administrative Agent or any other Revolving Credit Guaranteed Party has at law or in equity against any Revolving Guarantor by virtue hereof, each Revolving Guarantor hereby agrees that, upon the failure of any Borrower (other than itself) to pay any of its Revolving Credit Obligations when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, such Revolving Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Administrative Agent or such other Revolving Credit Guaranteed Party as designated thereby in cash the amount of such unpaid Revolving Credit Obligations. Upon payment by any Revolving Guarantor of any sums to the Administrative Agent or any Revolving Credit Guaranteed Party as provided above, all rights of such Revolving Guarantor

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against the applicable Borrower arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full in cash of all the respective Borrower’s Revolving Credit Obligations. In addition, any indebtedness of any Borrower now or hereafter held by any Revolving Guarantor is hereby subordinated in right of payment to the prior payment in full of the Obligations during the existence of an Event of Default. If any amount shall erroneously be paid to any Revolving Guarantor on account of (i) such subrogation, contribution, reimbursement, indemnity or similar right, or (ii) any such indebtedness of any Borrower, such amount shall be held in trust for the benefit of the Revolving Credit Guaranteed Parties and shall forthwith be paid to the Administrative Agent to be credited against the payment of the applicable Borrower’s Revolving Credit Obligations, whether matured or unmatured, in accordance with the terms of the Loan Documents.
(b)    In furtherance of the foregoing and not in limitation of any other right that the Administrative Agent or any other Rayonier Term Loan Guaranteed Party has at law or in equity against any Rayonier Term Loan Guarantor by virtue hereof, each Rayonier Term Loan Guarantor hereby agrees that, upon the failure of any Rayonier Term Loan Borrower to pay any of its Rayonier Term Loan Obligations when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, such Rayonier Term Loan Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Administrative Agent or such other Rayonier Term Loan Guaranteed Party as designated thereby in cash the amount of such unpaid Rayonier Term Loan Obligations. Upon payment by any Rayonier Term Loan Guarantor of any sums to the Administrative Agent or any Rayonier Term Loan Guaranteed Party as provided above, all rights of such Rayonier Term Loan Guarantor against the applicable Rayonier Term Loan Borrower arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full in cash of all the applicable Rayonier Term Loan Borrower’s Term Loan Obligations. In addition, any indebtedness of any Rayonier Term Loan Borrower now or hereafter held by any Rayonier Term Loan Guarantor is hereby subordinated in right of payment to the prior payment in full of the Rayonier Term Loan Obligations during the existence of an Event of Default. If any amount shall erroneously be paid to any Rayonier Term Loan Guarantor on account of (i) such subrogation, contribution, reimbursement, indemnity or similar right, or (ii) any such indebtedness of any Rayonier Term Loan Borrower, such amount shall be held in trust for the benefit of the Rayonier Term Loan Guaranteed Parties and shall forthwith be paid to the Administrative Agent to be credited against the payment of the applicable Rayonier Term Loan Borrower’s Rayonier Term Loan Obligations, whether matured or unmatured, in accordance with the terms of the Loan Documents.
(c)    In furtherance of the foregoing and not in limitation of any other right that the Administrative Agent or any other Potlatch Term Loan Guaranteed Party has at law or in equity against any Potlatch Term Loan Guarantor by virtue hereof, each Potlatch Term Loan Guarantor hereby agrees that, upon the failure of any Potlatch Borrower to pay any of its Potlatch Term Loan Obligations when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, such Potlatch Term Loan Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Administrative Agent or such other Potlatch Term Loan Guaranteed Party as designated thereby in cash the amount of such unpaid Potlatch Term Loan Obligations. Upon payment by any Potlatch Term Loan Guarantor of any sums to the Administrative Agent or any Potlatch Term Loan Guaranteed Party as provided above, all rights of such Potlatch Term Loan Guarantor against the applicable Potlatch Borrower arising as a result thereof by way of

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right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full in cash of all the applicable Potlatch Borrower’s Potlatch Term Loan Obligations. In addition, any indebtedness of any Potlatch Borrower now or hereafter held by any Potlatch Term Loan Guarantor is hereby subordinated in right of payment to the prior payment in full of the Potlatch Term Loan Obligations during the existence of an Event of Default. If any amount shall erroneously be paid to any Potlatch Term Loan Guarantor on account of (i) such subrogation, contribution, reimbursement, indemnity or similar right, or (ii) any such indebtedness of any Potlatch Borrower, such amount shall be held in trust for the benefit of the Potlatch Term Loan Guaranteed Parties and shall forthwith be paid to the Administrative Agent to be credited against the payment of the applicable Potlatch Borrower’s Potlatch Term Loan Obligations, whether matured or unmatured, in accordance with the terms of the Loan Documents.
8.    Information. Each of the Guarantors assumes all responsibility for being and keeping itself informed of each applicable Borrower’s financial condition and assets, all other circumstances bearing upon the risk of nonpayment of such Borrower’s Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Administrative Agent or the other Guaranteed Parties will have any duty to advise any of the Guarantors of information known to it or any of them regarding such circumstances or risks.
9.    Representations and Warranties; Taxes. Each of the Guarantors represents and warrants as to itself that all representations and warranties relating to it contained in the Credit Agreement or any other Loan Document are true and correct in all material respects except for representations and warranties which by their terms refer to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) and except for representations and warranties which are qualified by materiality (in which case such representations and warranties shall be true and correct). Each Guarantor agrees that the provisions of Section 2.15 of the Credit Agreement shall apply equally to each Guarantor with respect to the payments made by it hereunder.
10.     Termination. (a) The Guarantees made by the Revolving Guarantors hereunder with respect to the Revolving Credit Obligations (i) shall terminate when all the Revolving Credit Obligations except contingent indemnification and reimbursement obligations, which pursuant to Section 8.04(f) of the Credit Agreement shall survive the termination of the Loan Documents and the payment in full of all obligations referred to in such Section 8.04(f), have been indefeasibly paid in full and the Lenders have no further commitment to lend under the Credit Agreement, the LC Exposure has been reduced to zero or Cash Collateralized and the Issuing Bank has no further obligation to issue Letters of Credit under the Credit Agreement, and (ii) shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Revolving Credit Obligation is rescinded or must otherwise be restored by any Revolving Credit Guaranteed Party or any Revolving Guarantor upon the bankruptcy or reorganization of any Borrower or any Revolving Guarantor or otherwise.
(b)    The Guarantees made by the Rayonier Term Loan Guarantors hereunder with respect to the Rayonier Term Loan Obligations (i) shall terminate when all the Rayonier Term Loan Obligations except contingent indemnification and reimbursement obligations, which pursuant to Section 8.04(f) of the Credit Agreement shall survive the termination of the Loan Documents and the payment in full of all obligations referred to in such Section 8.04(f), have been indefeasibly paid in full and the Lenders have no further commitment to lend under the Credit Agreement, and (ii) shall

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continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Rayonier Term Loan Obligation is rescinded or must otherwise be restored by any Rayonier Term Loan Guaranteed Party or any Rayonier Term Loan Guarantor upon the bankruptcy or reorganization of any Rayonier Term Loan Borrower or any Rayonier Term Loan Guarantor or otherwise.
(c)    The Guarantees made by the Potlatch Term Loan Guarantors hereunder with respect to the Potlatch Term Loan Obligations (i) shall terminate when all the Potlatch Term Loan Obligations except contingent indemnification and reimbursement obligations, which pursuant to Section 8.04(f) of the Credit Agreement shall survive the termination of the Loan Documents and the payment in full of all obligations referred to in such Section 8.04(f), have been indefeasibly paid in full and the Lenders have no further commitment to lend under the Credit Agreement, and (ii) shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Potlatch Term Loan Obligation is rescinded or must otherwise be restored by any Potlatch Term Loan Guaranteed Party or any Potlatch Term Loan Guarantor upon the bankruptcy or reorganization of any Potlatch Borrower or any Potlatch Term Loan Guarantor or otherwise.
11.    Binding Effect; Several Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Guarantors that are contained in this Agreement shall bind and inure to the benefit of each party hereto and their respective successors and assigns. This Agreement shall become effective as to any Guarantor when a counterpart hereof executed on behalf of such Guarantor shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter this Agreement shall be binding upon, and inure to the benefit of such Guarantor the Administrative Agent and the other applicable Guaranteed Parties and their respective successors and assigns, except that no Guarantor may assign or otherwise transfer any of its rights or obligations hereunder or any interest herein (except in connection with any transaction permitted by Section 5.03(c) or Section 5.03(d) of the Credit Agreement) (and any such attempted assignment or transfer by any party hereto shall be null and void). This Agreement shall be construed as a separate agreement with respect to each Guarantor and may be amended, modified, supplemented, waived or released with respect to any Guarantor without the approval of any other Guarantor and without affecting the obligations of any other Guarantor hereunder.
12.    Waivers; Amendment. (a) No failure or delay of the Administrative Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent hereunder and of the other Guaranteed Parties under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Guarantor in any case shall entitle such Guarantor to any other or further notice or demand in similar or other circumstances.
    Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Guarantors with respect to which

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such waiver, amendment or modification relates and the Administrative Agent, with the prior written consent of the Required Lenders (except as otherwise provided in the Credit Agreement).
13.     Governing Law. This Agreement and the other Loan Documents and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement or any other Loan Document (except, as to any other Loan Document, as expressly set forth therein) and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the State of New York.
14.    Notices. All communications and notices hereunder shall be in writing and given as provided in Section 8.02 of the Credit Agreement.
15.    Survival of Agreement; Severability. (a) All covenants, agreements, representations and warranties made by the Guarantors herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Administrative Agent and the other Revolving Credit Guaranteed Parties and shall survive the making by the Lenders of the Revolving Credit Advances, Swing Line Loans and the issuance of the Letters of Credit by the Issuing Bank regardless of any investigation made by the Revolving Credit Guaranteed Parties or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Revolving Credit Advance, Swing Line Loan or any other fee or amount payable under this Agreement or any other Loan Document is outstanding and unpaid, the LC Exposure does not equal zero or has not been Cash Collateralized or the Revolving Credit Commitments and the LC Commitment have not been terminated.
    (b)    All covenants, agreements, representations and warranties made by the Rayonier Term Loan Guarantors herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Administrative Agent and the other Rayonier Term Loan Guaranteed Parties and shall survive the making by the Lenders of the Rayonier Term Loan Advances regardless of any investigation made by the Rayonier Term Loan Guaranteed Parties or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Rayonier Term Loan Advance or any other fee or amount payable under this Agreement or any other Loan Document is outstanding and unpaid, or the Rayonier Term Loan Commitments have not been terminated.
    (c)    All covenants, agreements, representations and warranties made by the Potlatch Term Loan Guarantors herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Administrative Agent and the other Potlatch Term Loan Guaranteed Parties and shall survive the making by the Lenders of the Potlatch Term Loan Advances regardless of any investigation made by the Potlatch Term Loan Guaranteed Parties or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Potlatch Term Loan Advance or any other fee or amount payable under this Agreement or any other Loan Document is outstanding and unpaid, or the Potlatch Term Loan Commitments have not been terminated.
    (d)    In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any

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way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
16.    Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 11 of this Agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.
17.    Rules of Interpretation. The rules of interpretation specified in Article I of the Credit Agreement shall be applicable to this Agreement.
18.    Jurisdiction; Consent to Service of Process. Each Guarantor irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the Administrative Agent, any Guaranteed Party, the Issuing Bank, or any Related Party of the foregoing in any way relating to this Agreement or any other Loan Document or the transactions relating hereto or thereto, in any forum other than the courts of the State of New York sitting in the Borough of Manhattan, and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or in any other Loan Document shall affect any right that the Administrative Agent, any Guaranteed Party or any Issuing Bank may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Guarantor or such Person’s properties in the courts of any jurisdiction.
    (b)    Each Guarantor irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in clause (a) of Section 18 of this Agreement. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
    (c)    Each party hereto irrevocably consents to service of process at the address provided for notices in Section 14 of this Agreement. Nothing in this Agreement will affect the right of any party hereto to serve process in any other manner permitted by applicable law.
19.    Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY

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HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 19.
20.    Right of Setoff. If an Event of Default shall have occurred and be continuing, each Guaranteed Party is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held, and other obligations (in whatever currency) at any time owing, by such Guaranteed Party or any such Affiliate, to or for the credit or the account of any Guarantor against any and all of the obligations of such Guarantor now or hereafter existing under this Agreement or any other Loan Document to such Guaranteed Party or their respective Affiliates, irrespective of whether or not such Guaranteed Party or Affiliate shall have made any demand under this Agreement or any other Loan Document and although such obligations of such Guarantor may be contingent or unmatured or are owed to a branch, office or Affiliate of such Guarantor different from the branch, office or Affiliate holding such deposit or obligated on such indebtedness. The rights of each Guaranteed Party and their respective Affiliates under this Section 20 are in addition to other rights and remedies (including other rights of set-off) that such Guaranteed Party or their respective Affiliates may have.
21.    Keepwell. Each Borrower and each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each other Guarantor as may be needed by such Guarantor from time to time to honor all of its obligations under this Agreement and the other Loan Documents to which it is a party with respect to Hedge Obligations that would, in the absence of the agreement in this Section 21, otherwise constitute Excluded Hedge Obligations (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Borrowers’ and such Qualified ECP Guarantors’ obligations and undertakings under this Section voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations and undertakings of the Borrowers and the Qualified ECP Guarantors under this Section 21 shall remain in full force and effect until the Revolving Credit Obligations, the Rayonier Term Loan Obligations and the Potlatch Term Loan Obligations have been indefeasibly paid and performed in full. The Borrowers and the Qualified ECP Guarantors intend this Section 21 to constitute, and this Section 21 shall be deemed to constitute, a guarantee of the obligations of, and a “keepwell, support, or other agreement” for the benefit of, each Guarantor for all purposes of the Commodity Exchange Act.
22.    Amendment and Restatement. The parties hereto agree that, on the Closing Date, the following shall be deemed to occur automatically, without further action by any party hereto: (a) each of (i) the Amended and Restated Guarantee Agreement, dated as of August 15, 2025, among Rayonier, TRS, ROC, RLP and the Administrative Agent (as amended or otherwise modified prior to the Closing Date, the “2025 Existing Rayonier Guarantee Agreement”), (ii) the 2016 Guarantee Agreement, dated as of April 28, 2016, among Rayonier, TRS and RLP, as guarantors, and CoBank, as Administrative Agent (the “2016 Existing Rayonier Guarantee Agreement”) and (iii) the 2021 Guarantee Agreement, dated as of June 1, 2021 among Rayonier, TRS and ROC as guarantors, and

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CoBank, as Administrative Agent (the “2021 Existing Rayonier Guarantee Agreement” and collectively with the 2025 Existing Rayonier Guarantee Agreement and the 2016 Existing Rayonier Guarantee Agreement, the “Existing Guarantee Agreements”) shall be deemed to be amended and restated in its entirety pursuant to this Agreement; and (b) all references in the other Loan Documents to such Existing Guarantee Agreements shall be deemed to refer without further amendment to this Agreement. The parties hereto further acknowledge and agree that this Agreement constitutes an amendment to the Existing Guarantee Agreements made under and in accordance with the terms of Section 8.01 of the Credit Agreement and does not constitute a “novation”.
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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

GUARANTORS:	RAYONIER INC.

	By	/s/ JONATHAN A. BOSWELL
Name: Jonathan A. Boswell
Title: Vice President and Treasurer

RAYONIER OPERATING COMPANY LLC

	By	/s/ JONATHAN A. BOSWELL
Name: Jonathan A. Boswell
Title: Treasurer

RAYONIER TRS HOLDINGS INC.

	By	/s/ JONATHAN A. BOSWELL
Name: Jonathan A. Boswell
Title: Treasurer

RAYONIER, L.P.

	By	/s/ JONATHAN A. BOSWELL
Name: Jonathan A. Boswell
Title: Treasurer

POTLATCHDELTIC FOREST HOLDINGS, LLC

	By	/s/ JONATHAN A. BOSWELL
Name: Jonathan A. Boswell
Title: Treasurer

POTLATCHDELTIC LAND & LUMBER, LLC

	By	/s/ JONATHAN A. BOSWELL
Name: Jonathan A. Boswell
Title: Treasurer

POTLATCHDELTIC TIMBER, LLC

	By	/s/ JONATHAN A. BOSWELL
Name: Jonathan A. Boswell
Title: Treasurer

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POTLATCHDELTIC MANUFACTURING, LLC,

By	/s/ JONATHAN A. BOSWELL
Name: Jonathan A. Boswell
Title: Treasurer

POTLATCHDELTIC REIT SOUTHEASTERN, LLC,

By	/s/ JONATHAN A. BOSWELL
Name: Jonathan A. Boswell
Title: Treasurer

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COBANK, ACB, as Administrative Agent

By:	/s/ ROBERT PRICKETT
Name: Robert Prickett
Title: Vice President
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